Accounts Receivable - net (Details 1) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Accounts Receivable, Net, Current, Total	$ 66,205	$ 49,832
Trade Accounts Receivable Aging Within One Year [Member]
Accounts Receivable, Net, Current, Total	58,157	45,340
Trade Accounts Receivable Aging Greater Than One Year [Member]
Accounts Receivable, Net, Current, Total	6,512	3,118
Trade Accounts Receivable [Member]
Accounts Receivable, Net, Current, Total	$ 64,669	$ 48,458